UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

Onex Falcon Direct Lending BDC Fund

(Exact name of Registrant as specified in its charter)

Delaware	000-56341	86-3687484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Custom House Street, 10th Floor Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code): (616) 412-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sale of Equity Securities.

On July 5, 2022, Onex Falcon Direct Lending BDC Fund (the “Fund”) sold 519,027 unregistered common shares of beneficial interest, par value $0.001 (the “Common Shares”) (with the final number of shares being determined on July 22, 2022) to investors, including feeder vehicles. These Common Shares were sold in a private placement in the United States under the exemption provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder and Regulation S under the Securities Act (the “Private Offering”). The following table details the shares sold:

Date of Unregistered Sale	Amount of Common Shares	Consideration
As of July 5, 2022 (number of shares finalized on July 22, 2022)	519,027	$12,809,581

Item 7.01.	Regulation FD Disclosure.

Portfolio Commentary

Since inception and as of June 30, 2022, the Fund has closed on 25 investments with an average investment position size of approximately $19 million and average portfolio company EBITDA of approximately $59 million. The top (>10%) sectors that the Fund has currently invested in are healthcare and pharmaceuticals, high-tech industries, business services, sovereign & public finance, and construction & building. Senior debt as a percentage of total capitalization is approximately 39% and the Fund’s senior debt to EBITDA ratio is approximately 4.3 times. The average spread of the Fund’s investments is approximately 662bps.

The information disclosed under this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01.	Other Events.

Net Asset Value

The NAV per share of each class of the Fund as of June 30, 2022, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV per share as of June 30, 2022
Common shares of beneficial interest, par value $0.001	$24.68

As of June 30, 2022, the Fund’s aggregate NAV was $279,959,998 and the fair value of its investment portfolio was $395,887,181.

Status of Offering

The Fund has sold Common Shares as part of the Private Offering. The following table lists the Common Shares issued and total consideration for the Private Offering as of the date of this filing. The Fund intends to continue selling Common Shares in the Private Offering on a quarterly basis.

	Common Shares Issued	Total Consideration
Common shares of beneficial interest, par value $0.001	11,862,101	$300,210,620

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEX FALCON DIRECT LENDING BDC FUND

Date: July 27, 2022	By:	/s/ Tara Dempsey
	Name:	Tara Dempsey
	Title:	Chief Compliance Officer